Exhibit 32

CERTIFICATION ACCOMPANYING PERIODIC REPORT PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

The undersigned, Jeffrey J. Steiner, Chief Executive Officer of The Fairchild Corporation ("Company"), hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the Quarterly Period Ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: November 7, 2003

/s/ JEFFREY J. STEINER
Jeffrey J. Steiner

Chairman of the Board and Chief Executive Officer

CERTIFICATION ACCOMPANYING PERIODIC REPORT PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned, John L. Flynn, Chief Financial Officer of The Fairchild Corporation ("Company"), hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the Quarterly Period Ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: November 7, 2003

/s/ JOHN L. FLYNN

John L. Flynn

Chief Financial Officer, Treasurer

and Senior Vice President, Tax